                                                                   Exhibit 10.35

                                                                  EXECUTION COPY

                   AMENDMENT NO. 7 UNDER THE CREDIT AGREEMENT

       Amendment dated of as September 30, 2002 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 dated as of May 9, 2002 and Amendment No. 6 Under the Credit Agreement dated as of June 14, 2002 the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto (the "LENDER PARTIES"), Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefore in the Credit Agreement.

                             PRELIMINARY STATEMENTS

       (1) The Borrower has entered into an Asset Purchase Agreement dated as of September 23, 2002 (the "ASSET PURCHASE AGREEMENT") with Pursell Industries, Inc., a Delaware corporation ("PURSELL"), BFC Acquisition Corp., a California corporation, ("BFC") and Vigoro Acquisition Corp., a Delaware corporation ("VIGORO", and together with Pursell and BFC, the "PURSELL ENTITIES"), pursuant to which the Borrower has agreed that it or its designee will purchase various assets as more particularly described therein, including, without limitation, raw materials, work in process, finished goods inventory and real and personal property, and will release Pursell from its obligations under the Pursell Notes. In addition, it is contemplated under the Asset Purchase Agreement that the Borrower or its designee and Pursell will enter into a Tolling Agreement under which Pursell will provide certain materials and manufacturing services, and that the Borrower or its designee and Pursell or certain affiliates of Pursell will enter into various other agreements as more fully provided in the Asset Purchase Agreement (the Asset Purchase Agreement, the Tolling Agreement and such other agreements being herein collectively called the "PURSELL AGREEMENTS", and the transactions contemplated by the Pursell Agreements being herein called the "PURSELL TRANSACTION").

       (2) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to: (i) modify Section 5.02(d) to permit the Borrower to release the Pursell Notes, (ii) modify Section 5.02(e) to permit the Borrower to enter into the transactions contemplated in the Pursell Agreements, and (iii) modify Section 5.02(g) of the Credit Agreement to increase the aggregate amount of Capital Expenditures that the Borrower and its Subsidiaries are permitted to make during any Fiscal Year to $10,000,000.

       (3) The Lender Parties have indicated their willingness to grant the Borrower's requests and to agree to the other amendments set forth herein, all on the terms and subject to the satisfaction of the conditions set forth herein.

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

       SECTION 1. AMENDMENTS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

            (a) Section 1.01 of the credit Agreement is hereby amended to add the following definitions in the appropriate alphabetic order:

            "AMENDMENT NO. 7 EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of Amendment No. 7 Under the Credit Agreement are satisfied.

            "BFC" means BFC Acquisition Corp., a California corporation.

            "PURSELL AGREEMENTS" means (a) the Asset Purchase Agreement dated as of September 23, 2002 among the Borrower and the Pursell Entities and (b) the Tolling Agreement contemplated in the Asset Purchase Agreement, among the Borrower and the Pursell Entities, in each case, as such agreements may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent not prohibited under the terms of the Loan Documents.

            "PURSELL ENTITIES" means Pursell, BFC and Vigoro.

            "PURSELL TRANSACTION" means that series of transactions between the Borrower and the Pursell Entities contemplated in the Pursell Agreements.

            "VIGORO" means Vigoro Acquisition Corp., a Delaware corporation.

            (b) Section 5.02(d) of the Credit Agreement is hereby amended by (i) removing the word "and" at the end of subsection (ix)(D), (ii) deleting the punctuation "." at the end of subsection (x) and substituting therefor the phrase "; and", and (iii) adding immediately after subsection (x), a new subsection (xi) to read as follows:

                 "(xi) simultaneous with the consummation of the Pursell
            Transaction and as partial consideration for the assets to be acquired by the Borrower or its designee in the Pursell Transaction, the Borrower or its designee may transfer the Pursell Notes to any of the Pursell Entities".

            (c) Section 5.02(e) of the Credit Agreement is hereby amended by (i) removing the word "and" at the end of subsection (x)(4), (ii) deleting the punctuation "." at the end of subsection (xi) and substituting therefor the phrase "; and", and (iii) adding immediately after subsection (xi), a new subsection (xii) to read as follows:

                 "(xi) Investments made pursuant to the Pursell Transaction."

            (d) Section 5.02(g) of the Credit Agreement is hereby amended by deleting therefrom the figure "$8,500,000" and substituting therefor the figure "$10,000,000" in each place where such figure appears.

       SECTION 2. ACKNOWLEDGEMENT AND AGREEMENT OF THE PARTIES. The parties hereto acknowledge and agree that all Capital Expenditures made in connection with the Pursell Transaction shall be excluded from any and all calculations made under Section 5.02(g) of the Credit Agreement.

       SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment. Section 1(d) of this Amendment shall become effective on the later of the Amendment Effective Date (as defined below) and January 1, 2003. Section 1(a), (b) and (c) of this Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

            (a) The Administrative Agent shall have received (i) the Consent attached hereto executed by the Borrower and UIC Holdings, L.L.C. and
       (ii) certified copies of the Pursell Agreements, in sufficient copies for each Lender and which in each case shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (b) The Pursell Transaction shall have been consummated in compliance with all applicable laws, rules and regulations.

            (c) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with this Amendment, the Pursell Transaction or any of the other transactions contemplated hereby or thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon this Amendment, the Pursell Transaction or any of the other transactions contemplated hereby or thereby.

            (d) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d), respectively, on or prior to the Amendment Effective Date).

            (e) No event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

            (f) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Amendment to the Administrative Agent prior to 5:00pm (New York City time) on September 30, 2002 an amendment fee of 0.05% on the aggregate Commitments of such Lender in effect immediately prior to the Amendment Effective Date, it being understood, that no amendment fee shall be payable by the Borrower for the account of any Lender if this Amendment has not been approved prior to 5:00pm (New York City time) on September 30, 2002 by the Required Lenders.

            (g) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

            (h) The Administrative Agent shall have received on or before the Amendment Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender party:

                 (i) Certified copies of the resolutions of the Board of
            Directors of the Borrower approving this Amendment and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment.

                 (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

                 (iii) Certificates representing all of the Equity Interests in
            Sylorr Plant Corporation, a Delaware corporation and a wholly-owned Subsidiary of the Borrower ("SYLORR"), accompanied by undated stock powers or other appropriate powers, duly executed in blank.

                 (iv) A Security Agreement Supplement duly executed by Sylorr, together with:

                      (A) proper termination statements (Form UCC-3 or a
                 comparable form) or the equivalent thereof under the Uniform Commercial Code (or any similar Requirements of Law) of all jurisdictions that may have been necessary or that the Administrative Agent may have deemed reasonably desirable in order to terminate or amend existing liens on and security interests in the Collateral of Sylorr, in each case completed in a manner satisfactory to the Administrative Agent;

                      (B) proper financing statements (Form UCC-1 or a
                 comparable form) or the equivalent thereof under the Uniform Commercial Code (or any similar Requirements of Law) of all jurisdictions that may have been necessary or the Administrative Agent may have deemed reasonably desirable in order to perfect and protect the liens and security interests created or purported to be created under such Security Agreement Supplement, covering the Collateral of Sylorr, in each case, completed in a manner reasonably satisfactory to the Administrative Agent;

                      (C) completed requests for information, dated reasonably
                 near the Amendment Effective Date, listing all effective financing statements filed in the jurisdictions referred to in subclause (iv)(B) of this Section 3(g) that named Sylorr as debtor, together with copies of such other financing statements;

                      (D) IP Security Agreements--Short Form, covering all of
                 the Copyrights, Patents and Trademarks of Sylorr, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by Sylorr;

                      (E) a consent, in form and substance reasonably
                 satisfactory to the Administrative Agent, to the collateral assignment of the Asset Purchase Agreement and the rights and interest of Sylorr and the Borrower thereunder to the Administrative Agent, duly executed by each party to such Asset Purchase Agreement other than the Borrower and Sylorr;

                      (F) evidence that all of the other actions (including,
                 without limitation, the completion of all of the other recordings and filings of or with respect to such Security Agreement Supplement) that may have been necessary or that the Administrative Agent may have deemed reasonably desirable in order to perfect and protect the liens and security interests created under such Security Agreement Supplement had been taken or would be taken in accordance with the terms of the Loan Documents.

                 (v) A favorable opinion of Kirkland and Ellis, counsel for the
            Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

                 (vi) A Subsidiaries Guarantee, duly executed by Sylorr.

                 (vii) Such other mortgages, security agreements or pledge
            agreements (or other similar documents), in each case in form and substance reasonably satisfactory to the Administrative Agent, in each case, duly executed by Sylorr.

                 (viii) Such financial, business and other information regarding the Borrower and its property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested.

                 (ix) Such other opinions, certificates, documents and
            information as the Administrative Agent or the Required Lenders may reasonably request.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

       SECTION 4. CONDITIONS SUBSEQUENT TO AMENDMENT EFFECTIVE DATE. This Amendment shall cease to be effective if within 30 days after the Amendment Effective Date, the Borrower has failed to deliver the following documents related to the Orville, Ohio plant acquired by the Borrower in connection with the Pursell Transaction:

            (i) Evidence of the recordation in the appropriate recording office of a counterpart of a mortgage in form and substance reasonably satisfactory to the Administrative Agent (the "MORTGAGE") duly executed by the Borrower or Sylorr, as appropriate and the payment of all applicable recording fees thereon.

            (ii) A fully paid American Land Title Association Lender's Extended Coverage title insurance policy insuring the Mortgage (the "MORTGAGE POLICY") in form and substance reasonably satisfactory to the Administrative Agent, with endorsements and in an amount acceptable to the Administrative Agent, issued and reinsured by title insurers reasonably acceptable to the Administrative Agent insuring the Mortgage to be a valid first and subsisting Lien on the real property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for mechanics' and materialmen's Liens) and direct access reinsurance as the Administrative Agent may reasonably deem necessary or desirable.

            (iii) An American Land Title Association/American Congress on Surveying and Mapping form survey for which all necessary fees have been paid, dated no more than 30 days before the date of delivery to the Administrative Agent, certified to the Administrative Agent and the issuer of the Mortgage Policy in a manner reasonably satisfactory to the Administrative Agent, by a land surveyor duly registered and licensed in Ohio.

            (iv) A favorable opinion of local counsel with respect to the enforceability and perfection of the Mortgage and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

            (v) All other documents or instruments reasonably requested by the Administrative Agent in connection with the Mortgage or the appropriate filing thereof.

            (vi) The payment of all fees, costs and expenses, including, without limitation, filing fees, taxes and other amounts incurred in connection with the preparation, execution, delivery and filing of the Mortgage and related documents.

       SECTION 5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

       (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments and modifications specifically provided above in Sections 1 and 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

       SECTION 6. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

       SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

       SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                         THE BORROWER

                                         UNITED INDUSTRIES CORPORATION



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                         BANK OF AMERICA, N.A.,
                                           as Administrative Agent



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                         BANK OF AMERICA, N.A.,
                                           as Lender, Issuing Bank and
                                           Swing Line Bank



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                         [Type or print name of Lender]



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                     CONSENT

       Reference is made to (a) Amendment No. 7 Under the Credit Agreement dated as of September 30, 2002 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 dated as of May 9, 2002 and Amendment No. 6 Under the Credit Agreement dated as of June 14, 2002 the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto (the "LENDER PARTIES"), Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

       The Borrower, in its capacity as (a) a Grantor under the Security Agreement and (b) a Grantor under each IP Security Agreement--Short Form, and UIC Holdings, L.L.C., a Delaware limited liability company, in its capacity as a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

            (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment Effective Date, except that, on and after the Amendment Effective Date, each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

            (B) as of the Amendment Effective Date, the Security Agreement the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

            This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

            Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                         UNITED INDUSTRIES CORPORATION


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:


                                         UIC HOLDINGS, L.L.C.

                                         By Thomas H. Lee Equity Fund IV, L.P.,
                                              as Manager
                                              By Thomas H. Lee Company
                                              its general partner


                                         By
                                           ------------------------------------
                                           Name:
                                           Title: